SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 6, 2003
                               (November 6, 2003)

                         AMERICAN RETIREMENT CORPORATION
             (Exact name of registrant as specified in its charter)

       Tennessee                    01-13031                      62-1674303
(State of Incorporation)       (Commission File No.)            (IRS Employer
                                                            Identification No.)


            111 Westwood Place, Suite 200
                 Brentwood, Tennessee                               37027
       (Address of Principal Executive Office)                   (Zip code)




       Registrant's telephone number, including area code: (615) 221-2250

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The following exhibit is furnished pursuant to Items 9 and 12:

          99.1 Supplemental Information.


Item 9.  Regulation FD Disclosure.

     Supplemental information relating to American Retirement Corporation's third quarter 2003 results is attached hereto as Exhibit 99.1.


Item 12. Results of Operations and Financial Condition.

     Supplemental information relating to American Retirement Corporation's third quarter 2003 results is attached hereto as Exhibit 99.1.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RETIREMENT CORPORATION

Date:  August 6, 2003               By:      /s/ Bryan D. Richardson
                                       --------------------------------
                                    Name:    Bryan D. Richardson
                                    Title:   Executive Vice President and Chief
                                             Financial Officer

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

                                  EXHIBIT INDEX


                  No.                       Exhibit
                  ---                       -------

                  99.1                      Supplemental Information

                                       4